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                                                               L&W DRAFT 1/3/97

                CALIFORNIA FEDERAL PREFERRED CAPITAL CORPORATION

                   % NONCUMULATIVE PREFERRED STOCK, SERIES A

                             Underwriting Agreement


                    ---------------------------------------

                                                               January   , 1997

Goldman, Sachs & Co.
Smith Barney Inc.
    As representatives of the several Underwriters named in Schedule I hereto,

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      California Federal Preferred Capital Corporation, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of [8,000,000] shares (the "Firm Shares") representing the Preferred Stock specified above (the "Preferred Stock") of the Company and up to an aggregate of [1,200,000] shares (the "Optional Shares") of Preferred Stock (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively referred to herein as the "Shares"). Each share of Preferred Stock is exchangeable, on the terms set forth in the Charter of the Company, as amended or supplemented from
time to time (the "Charter"), into one share of    % Noncumulative Preferred
Stock (the "Bank Preferred Stock") of California Federal Bank, A Federal Savings Bank (the "Bank") on the terms specified in the Charter.

      1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

           (i) The Company has filed a registration statement on Form S-11 (File No. 333-_______) in respect of the Shares (the "Initial Registration Statement") with the Securities and Exchange Commission (the "Commission") and the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared

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      effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act (all of the rules and regulations of the Commission under the Act are hereinafter collectively referred to as the "Act Rules and Regulations"), is hereinafter called a "Preliminary Prospectus," the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement," and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

           (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and at the time of filing thereof, each Preliminary Prospectus complied in all material respects with the requirements of the Act and the Act Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

           (iii) As of their respective dates, as of the date hereof and at all times subsequent thereto up to the First Time of Delivery (as defined herein) (and, if any Optional Shares are purchased, at the Second Time of Delivery (as defined herein)), the Registration Statement and the Prospectus and any amendment or supplement thereto shall comply, in all material respects, with the requirements of the Act and the Act Rules and Regulations, and at such dates, none of such documents contained or shall contain an untrue statement of a material fact or omitted or shall omit to state a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

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           (iv) KPMG Peat Marwick LLP, who have certified or shall certify the financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

           (v) The financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated, and the results of operations of the Company for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and the supporting schedules (if any) included in the Registration Statement and the Prospectus present fairly the information required to be stated therein;

           (vi) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required;

           (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company (a "Company Material Adverse Effect"), (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its stock except as described in the Prospectus;

           (viii) The Company (A) has been duly incorporated and is validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland ("SDAT"), (B) has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the agreements listed in Annex I hereto and (C) is duly qualified as a foreign corporation to conduct its business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify is not reasonably likely to have a Company Material Adverse Effect;

           (ix) The Company has no subsidiaries;

           (x) The Company had, at the date indicated, a duly authorized and outstanding capitalization as set forth in the Prospectus in the section entitled "Capitalization;" the issued and outstanding shares of common stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are owned as indicated in the Prospectus and are subject only to such security interests, mortgages, pledges, liens, encumbrances and claims to the extent set forth in the Prospectus;

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           (xi) Except as described in the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of stock of or other equity interest in the Company;

           (xii) The Shares have been duly authorized and, when the Shares have been issued to and paid for by the Underwriters and certificates representing the Shares have been executed and delivered by the Company in accordance with this Agreement, will be validly issued, fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to the Shares; the Shares will conform in all material respects to the description thereof contained in the Prospectus;

           (xiii) This Agreement has been duly authorized, executed and delivered by the Company;

           (xiv) Each of the agreements listed in Annex I hereto has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the Bank, will constitute a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by state or federal securities laws or the public policy underlying such laws;

           (xv) The representations and warranties of the Company contained in the Residential Mortgage Loan Purchase and Warranties Agreement between the Company and the Bank, and the Mortgage Loan Servicing Agreement between the Company and First Nationwide Mortgage Corporation, each of even date herewith, are as of the date hereof and will be as of each Time of Delivery true and correct;

           (xvi) The statements set forth in the Prospectus under the caption
      (i) "Description of Series A Preferred Shares," insofar as they purport to constitute a summary of the terms of the Preferred Stock, (ii) "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the stock of the Company, and (iii) " Certain Transactions Constituting the Formation," "Risk Factors-Dividend and Other Regulatory Restrictions on Operations of the Company," "Risk Factors-Tax Risks," "Federal Income Tax Considerations," "ERISA Considerations," "Business and Strategy--Acquisition of Initial Portfolio" and "Business and Strategy--Servicing," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

           (xvii) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act;

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           (xviii) (A) The Company is not in violation of its Charter or bylaws or other similar constituent instrument, (B) the Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, (C) the Company is not in violation of any material law, administrative regulation or administrative or court decree and (D) the execution, delivery and performance of this Agreement and each of the agreements listed in Annex I hereto, including compliance with the terms and provisions hereof and thereof, and the consummation of the transactions contemplated herein and therein, including the issuance, sale and delivery of the Shares by the Company, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to, the Charter, bylaws or other organizational documents of the Company, and any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except such violations, defaults, conflicts, breaches, liens, charges or encumbrances referred to in clauses (B), (C) or (D) that would not have a Company Material Adverse Effect;

           (xix) Other than as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company, threatened, against or affecting the Company (A) that is required to be disclosed in the Prospectus and is not disclosed therein, (B) that is reasonably likely to have a Company Material Adverse Effect or (C) that could materially and adversely affect the consummation of the transactions contemplated by this Agreement or the agreements listed in Annex I hereto; all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business of the Company are, considered in the aggregate, not reasonably likely to have a Company Material Adverse Effect;

           (xx) No authorization, approval or consent of, or filing with, any court or governmental authority or agency is necessary or required in connection with the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement and the agreements listed in Annex I hereto or the use of the proceeds from the sale of the Shares as contemplated by the Prospectus, except (A) as set forth in the Prospectus, (B) as may be required under the Act and the Act Rules and Regulations, (C) such as have been obtained or made, (D) as required under state or foreign securities laws and (E) as may be required by the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD");

           (xxi) The Company is in material compliance with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (collectively, the "Environmental Laws"), except for such noncompliance as is not reasonably likely to have a Company Material Adverse Effect, or except as disclosed in the Prospectus, and to the knowledge of the Company, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future;

           (xxii) Except as disclosed in the Prospectus, there is no claim under any Environmental Law, including common law, pending or threatened against the Company (a "Company Environmental Claim"), which would be reasonably likely to have a Company Material Adverse Effect and, to the knowledge of the Company, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any Company Environmental Claim against the Company which would be reasonably likely to have a Company Material Adverse Effect;

           (xxiii) The Company is organized and carries on its business so as to qualify as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and no transaction or other event has occurred which would cause the Company not to enable it to qualify as a REIT for its current taxable year or for future taxable years; and

           (xxiv) The Company is not, and the Company does not own or control, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940 (the "Investment Company Act"), and the Company does not own or control, a closed-end investment company required to be registered, but not registered, thereunder.

      (b) The Bank represents and warrants to, and agrees with, each of the Underwriters that:

           (i) The Bank has filed a preliminary offering circular under cover of Form OC (Docket No. ) in respect of the Bank Preferred Stock with the Office of Thrift Supervision (the "OTS") (also filed with the Commission as an attachment to the Registration Statement) relating to the registration of the Bank Preferred Stock under the rules and regulations of the OTS set forth in 12 C.F.R. ss. 563g (all of the rules and regulations of the OTS set forth in Chapter V of Title 12 of the Code of Federal Regulations, including, without limitation, 12 C.F.R. ss. 563g, and the rules and regulations of the Commission made applicable to the offering circular by the rules and regulations of the OTS, are hereinafter collectively referred to as the "OTS Rules and Regulations"); and such offering circular, and any post-effective amendment thereto, have been declared effective by the OTS in such form; no other document with respect to such offering circular has heretofore been filed with the OTS; and no stop order suspending the effectiveness of such offering circular has been issued and no proceeding for that purpose has been initiated or threatened by the OTS; the Bank will promptly prepare and file an offering circular (which includes the information (the "Pricing Information") excluded from the preliminary offering circular in reliance upon 12 C.F.R. ss. 563(g).2(c)(2) of the OTS Rules and Regulations and 17 C.F.R. ss. 230-430A of the Act (any preliminary offering circular used before the time such offering circular is declared effective by the OTS and any offering circular that omits the Pricing Information that is used after such effectiveness and prior to the date hereof is hereinafter called a "Preliminary Offering Circular," such filing under cover of Form OC, and the offering circular constituting a part thereof, as amended at the time the offering circular becomes effective under the OTS Rules and Regulations (and including the Pricing Information), including all documents incorporated by reference therein, are hereinafter collectively called the "Form OC" and the "Offering Circular," respectively, except that if any amended or supplemented offering circular shall be prepared by the Bank for use in connection with the offering of the Bank Preferred Stock which differs from the Offering Circular at the time it becomes effective (whether or not such revised offering circular is required to be filed by the Bank pursuant to the OTS Rules and Regulations (including Rule 424(b)), the term "Offering Circular" shall refer to such newly amended or supplemented offering circular from and after the time it is first provided to the Underwriters for such use);

           (ii) As of their respective dates, as of the date hereof and at all times subsequent thereto up to the First Time of Delivery (and, if any Optional Shares are purchased, at the Second Time of Delivery), the Form OC and the Offering Circular and any amendment or supplement thereto shall comply, in all material respects, with the requirements of the OTS Rules and Regulations, and, at such dates, none of such documents contained or shall contain an untrue statement of a material fact or omitted or shall omit to state a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances under which they were made, not misleading;

           (iii) The historical consolidated financial statements of First Nationwide Bank, A Federal Savings Bank ("First Nationwide"), the FNB Acquired Business (as defined in the Offering Circular), SFFed Corp. and California Federal (as defined in the Offering Circular), in each case together with the related notes, included in the Form OC and the Offering Circular (other than the financial information set forth under the captions "Summary--Summary Pro Forma Financial Data," "Summary--Summary Historical Financial Data," "Consolidated Capitalization," "Pro Forma Financial Data" and "Selected Historical Financial Data"), present fairly the financial position of First Nationwide and its consolidated Subsidiaries (as defined herein), the FNB Acquired Business, SFFed and its consolidated Subsidiaries and California Federal and its consolidated Subsidiaries, as the case may be, as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Form OC and the Offering Circular, said consolidated financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and the supporting schedules (if any) included in the Form OC and the Offering Circular present fairly the information required to be stated therein;

           (iv) The pro forma financial data included in the Form OC and the Offering Circular include all material adjustments to the historical data required to reflect the transactions described therein, and the assumptions used in the preparation of the pro forma data in the Form OC and the Offering Circular are reasonable;

           (v) KPMG Peat Marwick LLP, who have certified or shall certify the consolidated financial statements of the Bank and California Federal, Coopers and Lybrand LLP, who have certified the financial statements of the FNB Acquired Business and Deloitte & Touche

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      LLP, who have certified the financial statements of SFFed Corp., in each case which are included in the Offering Circular (and any amendment or supplement thereto) are independent public accountants as required by the Act and the Act Rules and Regulations;

           (vi) There are no contracts or documents which are required to be described in the Form OC or the Offering Circular or to be filed as exhibits thereto which have not been so described and filed as required;

           (vii) Since the respective dates as of which information is given in the Form OC and the Offering Circular, except as otherwise stated therein, (A) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Bank and its Subsidiaries, considered as one enterprise (a "Bank Material Adverse Effect"), (B) there have been no transactions entered into by the Bank or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Bank and its Subsidiaries considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Bank on any class of its capital stock except as described in the Offering Circular;

           (viii) The Bank (A) has been duly incorporated and is validly existing as a federal savings bank under the laws of the United States of America, (B) has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and to enter into and perform its obligations under this Agreement and the agreements listed in Annex I hereto and (C) is duly qualified as a foreign corporation to conduct its business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify is not reasonably likely to have a Bank Material Adverse Effect; the Bank is a member in good standing of the Federal Home Loan Bank System, and the Bank's deposit accounts are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided under applicable law and the OTS Rules and Regulations, and no proceeding for the revocation of such insurance is pending or, to the knowledge of the Bank, threatened;

           (ix) Each subsidiary that is a significant subsidiary (as defined in Section 1-02 of Regulation S-X of the Commission) of the Bank that has material assets or is subject to material contracts (each of such corporations or other legal entities being hereinafter referred to as a "Subsidiary" and all such corporations or other legal entities being, collectively, the "Subsidiaries") (A) has been duly incorporated or organized and is validly existing as a corporation or other legal entity and is in good standing under the laws of the jurisdiction of its incorporation or organization, (B) has the corporate (or other) power and corporate (or other) authority to own, lease and operate its properties and to conduct its business as currently conducted and (C) is duly qualified to transact business, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing is not reasonably likely to have a Bank Material Adverse Effect;

           (x) The Bank had, on a consolidated basis, at the date indicated, a duly authorized and outstanding capitalization as set forth in the Offering Circular in the section entitled "Consolidated Capitalization;" the issued and outstanding shares of common stock of the Bank have been duly authorized and validly issued, are fully paid and nonassessable, are owned as indicated in the Offering Circular under the caption "Ownership of the Common Stock" and are not subject to any security interests, mortgages, pledges, liens, encumbrances or claims;

           (xi) Except as described in the Offering Circular, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Bank or any of its Subsidiaries, other than pursuant to the Rights Agreement, dated as of February 16, 1996, between Cal Fed (as defined in the Offering Circular) and Chemical Bank, as Rights Agent, pursuant to the Stock Option Agreement, dated as of July 27, 1996, between Holdings (as defined in the Offering Circular) and Cal Fed, or pursuant to the indenture, dated as of February 15, 1986, between CalFed Inc. and Manufacturers Hanover Trust Company, governing the 6 1/2% Convertible Subordinated Debentures Due 2001 of CalFed Inc.;

           (xii) The Bank Preferred Stock has been duly authorized and, if and when executed by the Bank and issued, will be validly issued and fully paid and nonassessable; the stockholders of the Bank have no preemptive rights with respect to the Bank Preferred Stock. The Bank Preferred Stock will conform in all material respects to the description thereof contained in the Offering Circular;

           (xiii) This Agreement has been duly authorized, executed and delivered by the Bank;

           (xiv) The representations and warranties of the Bank contained in the Residential Mortgage Loan Purchase and Warranties Agreement between the Company and the Bank, of even date herewith, is as of the date hereof and will be as of each Time of Delivery true and correct;

           (xv) Each of the agreements listed in Annex I hereto has been duly authorized, executed and delivered by the Bank and, when duly executed and delivered by the Company, will constitute a valid and binding obligation of the Bank enforceable against it in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by state or federal securities laws or the public policy underlying such laws;

           (xvi) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Form OC or otherwise registered by the Bank under the OTS Rules and Regulations or the Act Rules and Regulations;

           (xvii) (A) Neither the Bank nor any of its Subsidiaries is in violation of its articles of incorporation, charter or bylaws or other similar constituent instrument, (B) neither the Bank nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them may be bound or to which any of their properties may be subject, (C) neither the Bank nor any of its Subsidiaries is in violation of any material law, administrative regulation or administrative or court decree and (D) the execution, delivery and performance of this Agreement and each of the agreements listed in Annex I hereto, including compliance with the terms and provisions hereof and thereof, and the consummation of the transactions contemplated herein and therein, including the issuance, sale and delivery of the Shares by the Company or the issuance and delivery of the Bank Preferred Stock by the Bank, if any, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any of them pursuant to, the certificate or articles of corporation, charter, bylaws or other organizational documents of the Bank or any of its Subsidiaries, and any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject, except such violations, defaults, breaches, liens, charges or encumbrances referred to in clauses (B), (C) or (D) that would not have a Bank Material Adverse Effect;

           (xviii) Other than as set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Bank, threatened, against or affecting the Bank or any of its Subsidiaries (A) that is required to be disclosed in the Offering Circular and is not disclosed therein, (B) that is reasonably likely to have a Bank Material Adverse Effect or (C) that could materially and adversely affect the consummation of the transactions contemplated by this Agreement or the agreements listed in Annex I hereto; all pending legal or governmental proceedings to which the Bank or any of its Subsidiaries is a party or of which any of their property or assets is subject which are not described in the Offering Circular, including ordinary routine litigation incidental to their respective businesses are, considered in the aggregate, not reasonably likely to have a Bank Material Adverse Effect;

           (xix) All of the leases and subleases material to the business of the Bank and its Subsidiaries, considered as one enterprise, and under which the Bank or any of its Subsidiaries holds properties described in the Offering Circular, are in full force and effect, and neither the Bank nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Bank or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Bank or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease;

           (xx) No authorization, approval or consent of, or filing with, any court or governmental authority or agency is necessary or required in connection with the consummation of the transactions contemplated by this Agreement and the agreements listed in Annex I hereto or the performance by the Bank of its obligations hereunder and thereunder, except (A) as set forth in the Offering Circular, (B) as may be required under the OTS Rule and Regulations, (C) such as have been obtained or made, (D) as may be required under state or foreign securities laws and (E) as may be required by the rules and regulations of the NASD;

           (xxi) Each of the Bank and its Subsidiaries is in material compliance with all applicable Environmental Laws, except for such noncompliance as is not reasonably likely to have a Bank Material Adverse Effect, or except as disclosed in the Offering Circular, and to the knowledge of the Bank, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future;

           (xxii) Except as disclosed in the Offering Circular, there is no claim under any Environmental Law, including common law, pending or threatened against the Bank or its Subsidiaries (a "Bank Environmental Claim"), which would be reasonably likely to have a Bank Material Adverse Effect and, to the knowledge of the Bank, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any Bank Environmental Claim against the Bank or its Subsidiaries which would be reasonably likely to have a Bank Material Adverse Effect; and

           (xxiii) The Bank is not, and the Bank does not own or control, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940 (the "Investment Company Act"), and the Bank does not own or control, a closed-end investment company required to be registered, but not registered, thereunder.

      2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $_____________, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

      The Company hereby grants to the Underwriters the right to purchase at their election up to [1,200,000] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

      4. (a) The Shares to be purchased by each Underwriter hereunder will be represented by one or more definitive certificates registered in the name of Cede & Co. which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Shares to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Shares to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Shares to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on January __, 1997 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

           (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters or counsel for the Underwriters pursuant to Section 7(p) hereof, will be delivered at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5.   (a) The Company agrees with each of the Underwriters:

           (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to advise you promptly of its intention to amend the Prospectus (including any post-effective amendment) or amend or supplement the Registration Statement (including any revised Registration Statement) which the Company proposes for use by the Underwriters in connection with the sale of the Shares which differs from the Registration Statement on file with the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed by the Company with the Commission, to furnish the Underwriters copies of such amendment or supplement a reasonable amount of time prior to such proposed filing or use, and not to file such amendment or supplement or use any such Prospectus without the consent of the Underwriters, which shall not be unreasonably withheld; the Company will also notify the Underwriters promptly of (A) the effectiveness of the Registration Statement (if such time is subsequent to the execution and delivery of this Agreement) or any amendment thereto, (B) the receipt of any comments from the Commission in respect of the Registration Statement or any amendment or supplement to the Prospectus, (C) the request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or for additional information in connection therewith, (D) the issuance by the Commission or any other regulatory or governmental agency of competent jurisdiction of any order or stop order preventing or suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; the Company shall use its best efforts to prevent the issuance or any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, and, if any stop order or such order is issued, to obtain its lifting at the earliest possible moment;

           (ii) To furnish to each of the Underwriters and counsel for the Underwriters, without charge, one signed copy of the Registration Statement as originally filed with the Commission and each amendment thereto (including all exhibits filed therewith);

           (iii) To furnish to the Underwriters, without charge, such number of copies of the Registration Statement (as amended or supplemented) as the Underwriters may reasonably request.

           (iv) At any time when a prospectus relating to the Shares is required to be delivered, if any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus as then amended or supplemented not misleading, in light of the circumstances existing at the time it is delivered to a purchaser, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to forthwith amend or supplement the Prospectus in form and substance satisfactory to counsel for the Underwriters so that, as so amended or supplemented, the Prospectus will not include any untrue statement of material fact or omit to state a material fact necessary in order to make that statements made, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading or will comply with the Act, and to furnish to the Underwriters, without charge, a reasonable number of copies of such amendment or supplement;

           (v) To endeavor, in cooperation with the Underwriters and their counsel, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or take any action that would subject it to general service of process in suits or taxation in any jurisdiction where it is not so subject; in each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the Registration Statement;

           (vi) Not to be or become an open-end investment company, unit investment trust or face-amount certificate company that is or required to be registered under the Investment Company Act, or not to be or become a closed-end investment company required to be registered, but not registered, thereunder;

           (vii) To use its reasonable efforts to effect the listing of the Shares on The New York Stock Exchange (the "NYSE"); and to file with the NYSE all documents and notices required by the NYSE of companies that have securities listed on the NYSE, if applicable;

           (viii) During the period of five years from the effective date of the Registration Statement, to furnish to each of the Underwriters (A) as soon as available, copies of all reports or other communications (financial or other) furnished to stockholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is then listed and (C) from time to time, such additional information concerning the business and financial condition of the Company as you may reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission);

           (ix) To use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds;"

           (x) Prior to such Time of Delivery, to furnish to the Underwriters, as soon as they have been prepared, copies of unaudited interim consolidated financial statements of the Company, if any, for any periods subsequent to the periods covered by the financial statements appearing in the Prospectus;

           (xi) Prior to such Time of Delivery, not to issue any press release or other communications directly or indirectly or hold any press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of it, without the prior written consent of the Underwriters, unless in the judgment of the Company and its counsel, and after notification to the Underwriters, such press release or communication is required by law;

           (xii) For a period of 90 days from the date of the Prospectus, without the prior written consent of Goldman, Sachs & Co., the Company shall not, directly or indirectly, sell, offer to sell, contract to sell or issue, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant of any option to purchase, or other disposition), except to an affiliate which agrees to be bound by the provisions of this Section, any shares of its stock or any security convertible into or exercisable for shares of its stock, other than (A) the Shares or (B) shares of its stock issuable pursuant to warrants, agreements, employee stock option and benefit plans or convertible securities outstanding on the date hereof;

           (xiii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 11(b) under the Act.

           (xiv) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act;

           (xv) Except as disclosed in the Prospectus and to the extent that a Tax Event (as defined in the Prospectus) shall have occurred, to make the elections and take the procedural steps described in the Prospectus under the heading "Federal Income Tax Considerations" in a timely fashion, to meet the requirements to qualify, for its taxable years beginning with its taxable year ending December 31, 1997, as a REIT under the Code as in effect on the date hereof and to otherwise use every reasonable effort to do so; and

           (xvi) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company (which need not be audited) complying with Section 11(a) of the Act and the Act Rules and Regulations (including, at the option of the Company, Rule 158).

      (b)  The Bank agrees with each of the Underwriters:

           (i) To prepare the Offering Circular in a form approved by you and to file such Offering Circular pursuant to the OTS Rules and Regulation no later than the OTS' close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the OTS Rules and Regulations; to advise you promptly of its intention to amend the Offering Circular (including any post-effective amendment) or amend or supplement the Form OC (including any revised Form OC which the Bank proposes for use by the Underwriters in connection with the sale of the Shares which differs from the Form OC on file with the OTS at the time the Form OC becomes effective, whether or not such revised offering circular is required to be filed by the Bank with the OTS pursuant to 12 C.F.R. 210.563g.5(b)(3)), to furnish the Underwriters copies of such amendment or supplement a reasonable amount of time prior to such proposed filing or use, and not to file such amendment or supplement or use any such Offering Circular without the consent of the Underwriters, which shall not be unreasonably withheld; the Bank will also notify the Underwriters promptly of (A) the effectiveness of the Form OC (if such time is subsequent to the execution and delivery of this Agreement) or any amendment thereto, (B) the receipt of any comments from the OTS in respect of the Form OC or any amendment or supplement to the Offering Circular, (C) the request by the OTS for any amendment to the Offering Circular or any amendment or supplement to the Offering Circular, or for additional information in connection therewith, (D) the issuance by the OTS or any other regulatory or governmental agency of competent jurisdiction of any order or stop order preventing or suspending the effectiveness of the Form OC or of the initiation or threatening of any proceeding for any such purpose; the Bank shall use its best efforts to prevent the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Offering Circular or Offering Circular and, if any stop order or such order is issued, to obtain its lifting at the earliest possible moment;

           (ii) To furnish to each of the Underwriters and counsel for the Underwriters, without charge, one signed copy of the Form OC as originally filed with the OTS and each amendment thereto (including all exhibits filed therewith); and during the period when the Offering Circular is required to be delivered under Part 563g, such number of copies of the Offering Circular (as amended or supplemented) as the Underwriters may reasonably request for the purposes contemplated by Part 563g;

           (iii) To furnish to the Underwriters, without charge, such number of copies of the Form OC (as amended or supplemented) as the Underwriters may reasonably request;

           (iv) At any time when an offering circular relating to the Bank Preferred Stock is required to be delivered under the delivery requirements of Part 563g, if any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Offering Circular in order to make the Offering Circular as then amended or supplemented not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or, if it is necessary at any time to amend the Form OC or amend or supplement the Offering Circular to comply with Part 563g, to forthwith amend or supplement the Offering Circular in form and substance satisfactory to counsel for the Underwriters so that, as so amended or supplemented, the Offering Circular will not include any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading or to comply with Part 563g, and to furnish to the Underwriters, without charge, a reasonable number of copies of such amendment or supplement;

           (v) Not to be or become an open-end investment company, unit investment trust or face-amount certificate company that is or required to be registered under the Investment Company Act, or not to be or become a closed-end investment company required to be registered, but not registered, thereunder;

           (vi) To use its reasonable efforts to effect the listing, if the Series A Preferred Shares are exchanged for Bank Preferred Stock, of the Bank Preferred Stock on the NYSE;

           (vii) During the period of five years from the effective date of the Form OC, to furnish to each of the Underwriters (A) as soon as available, copies of all reports or other communications (financial or other) furnished to stockholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is then listed and (C) from time to time, such additional information concerning the business and financial condition of the Company as you may reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission);

           (viii) Prior to such Time of Delivery, to furnish to the Underwriters, as soon as they have been prepared, copies of unaudited interim consolidated financial statements of the Bank and its Subsidiaries, if any, for any periods subsequent to the periods covered by the financial statements appearing in the Offering Circular;

           (ix) Prior to the First Time of Delivery, not to issue any press release or other communications directly or indirectly or hold any press conference with respect to the Bank, the condition, financial or otherwise, or the earnings, business affairs or business prospects of it, without the prior written consent of the Underwriters, unless in the judgment of the Bank and its counsel, and after notification to the Underwriters, such press release or communication is required by law; and

      6. The Company and the Bank, jointly and severally, covenant and agree with the several Underwriters to pay the following costs and expenses incident to the performance by them of their obligations hereunder: (a) the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Form OC, any Preliminary Offering Circular and the Offering Circular, and amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) the cost of printing or producing any Agreement among Underwriters, this Agreement, the blue sky memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and the Bank Preferred Stock; (c) the preparation, printing, issuance and delivery of the Shares, and of the Bank Preferred Stock (if exchanged for the Shares), including any stamp taxes in connection with the original issuance of the Shares; (d) the listing of the Shares and of the Bank Preferred Stock (if exchanged for the Shares) on the NYSE; (e) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(a)(v) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky survey; (f) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filing required to be made with the NASD; (g) the fees and expenses associated with obtaining ratings for the Shares from nationally recognized statistical rating organizations; (h) the cost and charges of any transfer agent or registrar for the Shares or the Bank Preferred Stock; (i) the fees and expenses of the Company's and the Bank's respective counsel and accountants; and (i) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, stock transfer taxes on the resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters to purchase and pay for the Shares are subject to the accuracy of the representations and warranties and other statements of the Company and the Bank herein contained, to the performance of the Company and the Bank of their obligations hereunder, and to the following further conditions:

      (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Act Rules and Regulations and in accordance with Section 5(a)(i) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement;

      (b) The Offering Circular shall have been filed with the OTS pursuant to the OTS Rules and Regulations within the applicable time period prescribed for such filing by the OTS Rules and Regulation and in accordance with 5(b)(i) hereof; no stop order or cease-and-desist proceeding suspending the effectiveness of the Form OC or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the OTS; and all requests for additional information on the part of the OTS shall have been complied with to your reasonable satisfaction;

      (c)  At such Time of Delivery, the Underwriters shall have received:

           (i) The favorable opinion, dated as of such Time of Delivery, of Latham & Watkins, counsel for the Underwriters, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

           (ii) The favorable opinion, dated as of such Time of Delivery, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company and the Bank, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    a. The Bank has been duly incorporated and is subsisting as a federal savings bank in good standing under the laws of the United States of America and has the corporate (or other) power and corporate (or other) authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular;

                    b. Each Subsidiary of the Bank which is incorporated under the laws of the State of Delaware, is duly incorporated and is subsisting as a corporation in good standing under the laws of the State of Delaware, and has the corporate (or other) power and corporate (or other) authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Offering Circular;

                    c. The authorized, issued and outstanding capital stock of the Bank is as set forth in the Offering Circular under the caption entitled "Consolidated Capitalization;" the issued and outstanding shares of the Bank's common stock, par value $.01 per share, are duly authorized and validly issued, and are fully paid and nonassessable;

                    d. The Bank Preferred Stock has been duly and validly authorized and, if and when issued and delivered by the Bank, will be validly issued, fully paid and nonassessable; the Bank Preferred Stock will conform in all material respects to the description thereof contained in the Offering Circular under the caption "Description of the Bank Preferred Stock;" the form of certificate to be used to evidence the Bank Preferred Stock will be in due and proper form and will comply with all applicable regulatory requirements;

                    e. This Agreement has been duly authorized, executed and delivered by each of the Company and the Bank;

                    f. Each of the documents listed in Annex I hereto has been duly and validly authorized, executed and delivered by the Company and the Bank, as applicable, and constitutes the valid and legally binding obligation of the Company and the Bank enforceable in accordance with its terms, except as such enforcement may be subject to or limited by (i) bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws;

                    g. No authorization, approval, consent or order of, or filing with any court or governmental authority or agency is required under the laws of the State of New York or the laws of the United States of America in connection with the consummation of the transactions contemplated by this Agreement or the agreements listed in Annex I hereto, except as have been obtained, and the execution and delivery of this Agreement and each of the agreements attached as Annex I hereto do not, and the consummation of the transactions contemplated herein and therein, will not conflict with or result in any violation of (i) the articles of incorporation, charter or bylaws of the Company or the Bank or (ii) the laws of the State of New York or the laws of the United States of America; such counsel need not express any opinion in this clause (i), however, as to (v) the laws of the State of Maryland, (w) the securities laws of any jurisdiction, (x) the rules and regulations of the NASD, (y) laws other than those that, in their experience, are normally applicable to transactions of the type provided for by this Agreement or the agreements listed in Annex I hereto and (z) any consent or authorization which may have become applicable to the Company or the Bank as a result of the Underwriters' involvement in this Agreement because of the Underwriters' legal or regulatory status or because of any other facts specifically pertaining to the Underwriters;

                    h. Such counsel has been advised that the Registration Statement was declared effective under the Act Rules and Regulations as of the date and time specified in such opinion, the Prospectus either was filed with the Commission pursuant to the Act Rules and Regulations on the date specified therein or was included in the Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness has been issued and, to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

                    i. Such counsel has been advised that the Form OC was declared effective under Part 563g as of the date and time specified in such opinion, the Offering Circular either was filed with the OTS pursuant to Part 563g on the date specified therein or was included in the Form OC (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness has been issued and, to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or contemplated by the OTS;

                    j. The Registration Statement and the Form OC, as of the dates that they become effective, and each of the Prospectus and the Offering Circular, as of its respective date, comply as to form in all material respects with the requirements of the Act and the Act Rules and Regulations, and the OTS Rules and Regulations, except that such counsel need not express an opinion as to the financial statements and related schedules included therein or included in any exhibits to the Registration Statement and the Form OC; and such counsel need not assume any responsibility for the accuracy, completeness fairness of the statements contained in the Registration Statement or the Form OC, except as set forth in paragraph (l) below;

                    k. The statements set forth in the Prospectus under the caption "Risk Factors-Tax Risks," "Federal Income Tax Considerations," "ERISA Considerations," "Business and Strategy--Acquisition of Initial Portfolio" and "Business and Strategy--Servicing," insofar as they purport to describe the provisions of the laws and documents referred to therein, and the descriptions set forth in the Offering Circular under the caption "Regulation," insofar as they purport to describe the provisions of the statutes and regulations referred to therein, are accurate, complete and fair;

                    l. Such counsel has no reason to believe that, as of their respective effective dates, the Registration Statement or the Form OC, or any further amendment thereto made by the Company or the Bank prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or the Offering Circular, or any further amendment or supplement thereto made by the Company or the Bank prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, any of the Registration Statement, the Form OC, the Prospectus or the Offering Circular, or any further amendment or supplement thereto made by the Company or the Bank prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                    m. Commencing with the Company's taxable year ending December 31, 1997, the Company has been organized in conformity with the requirements for qualification as a REIT under the Code, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

           (iii) The favorable opinion, dated as of such Time of Delivery, of Ballard Spahr Andrews & Ingersoll, special counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    a. The Company has been duly incorporated and is existing under the laws of the State of Maryland and is in good standing with the SDAT, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                    b. The number of authorized, issued and outstanding shares of stock of the Company are as set forth in the Prospectus under the caption entitled "Capitalization;" the issued and outstanding shares of the Company's common stock, par value $.01 per share, are duly authorized and validly issued, and are fully paid and nonassessable;

                    c. The Shares have been duly and validly authorized and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Shares conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Series A Preferred Shares;" the form of certificate to be used to represent the Shares is in due and proper form and complies in all material respects with all applicable statutory requirements;

                    d. No authorization, approval, consent or order of, or filing with any court or governmental authority or agency of the State of Maryland is required under the laws of the State of Maryland in connection with the consummation of the transactions contemplated by this Agreement or the agreements listed in Annex I hereto, except as have been obtained, and the execution and delivery of this Agreement and each of the agreements attached as Annex I hereto do not, and the consummation of the transactions contemplated herein and therein, will not conflict with or result in any violation of (i) the charter or bylaws of the Company or (ii) the laws of the State of Maryland. Such counsel need not express any opinion in this clause (d), however, as to (v) laws other than those of the State of Maryland, (w) the securities laws of any jurisdiction, including federal securities laws, (x) the rules and regulations of the NASD, (y) laws other than those that, in their experience, are normally applicable to transactions of the type provided for by this Agreement and the agreements listed in Annex I hereto and (z) any consent or authorization which may have become applicable to the Company as a result of the Underwriters' involvement in this Agreement because of the Underwriters' legal or regulatory status or because of any other facts specifically pertaining to the Underwriters; and

                    e. The statements set forth in the Prospectus under the caption (i) "Description of Series A Preferred Shares," insofar as they purport to constitute a summary of the terms of the Preferred Stock, (ii) "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the stock of the Company, are accurate, complete and fair.

           (iv) The favorable opinion, dated as of such Time of Delivery, of Christie S. Flanagan, Esq., General Counsel to the Company and the Bank, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    a. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing is not reasonably likely to have a Company Material Adverse Effect;

                    b. The Bank is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing is not reasonably likely to have a Bank Material Adverse Effect;

                    c. There are no Subsidiaries of the Bank (other than the Company) incorporated in a State other than the State of Delaware; each Subsidiary (other than the Company) is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing is not reasonably likely to have a Bank Material Adverse Effect;

                    d. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to his knowledge, threatened, against or affecting the Company or the Bank, that is reasonably likely to have a Material Adverse Effect, or that is reasonably likely to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the agreements listed in Annex I hereto, or the use of proceeds from the sale of the Shares as contemplated by the Prospectus, other than those actions, suits and proceedings described in the Registration Statement and the Offering Circular; and all pending legal or governmental proceedings to which the Company or the Bank is a party or of which any of their properties or assets is the subject that are not described in the Registration Statement or the Offering Circular, including ordinary routine litigation incidental to the business of the Company or the Bank, each considered in the aggregate, are not reasonably likely to have a Company Material Adverse Effect or a Bank Material Adverse Effect, as the case may be;

                    e. The information in the Registration Statement (i) under the heading "Business and Strategy-Legal Proceedings" and (ii) describing the Residential Mortgage Loan Purchase and Warranties Agreement and the Mortgage Loan Servicing Agreement, and the information in the Offering Circular (x) under the heading "Business--First Nationwide-Legal Proceedings" and "Business-First Nationwide-Other Activities-Cal Fed Contingent Litigation Recovery Participation Interests," to the extent that it relates to the Bank and constitutes matters of law or legal conclusions, and (y) describing the Assistance Agreement by and among the Federal Savings and Loan Insurance Corporation, First Gibraltar Holdings Inc. and MacAndrews and Forbes Holdings Inc., have each been reviewed by him and fairly summarize the matters therein in all material respects;

                    f. Neither the Company, the Bank nor any of the Company's Subsidiaries is in violation of its respective certificate or articles of incorporation, charter, bylaws, or other organizational document, or, to the best knowledge of such counsel, is in default in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, bond, debenture, note, lease or other instrument described or referred to in the Prospectus or the Offering Circular, other than such defaults which are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or a Bank Material Adverse Effect, as the case may be;

                    g. The execution, delivery and performance of this Agreement and each of the agreements listed in Annex I hereto, compliance by the Company and the Bank with their respective obligations hereunder and thereunder, and the use of proceeds from the sale of the Shares as contemplated by the Prospectus will not constitute a breach or violation of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Bank is a party or by which any of them may be bound, or to which any of the property or assets of them is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or the Bank or any administrative or court decree known to him of any court or governmental authority or agency having jurisdiction over the Company, any of the Company's Subsidiaries or the Bank or any of its properties, other than such breaches, defaults, liens, charges or encumbrances or violations that are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or a Bank Material Adverse Effect, as the case may be; and

                    h. Such counsel has no reason to believe that, as of their respective effective dates, the Registration Statement or the Form OC, or any further amendment thereto made by the Company or the Bank prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or the Offering Circular, or any further amendment or supplement thereto made by the Company or the Bank prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, any of the Registration Statement, the Form OC, the Prospectus or the Offering Circular, or any further amendment or supplement thereto made by the Company or the Bank prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement or the Form OC required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or the Form OC or required to be described in the Registration Statement, the Form OC, the Prospectus or the Offering Circular which are not filed or described as required.

      (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP, independent public accountants for the Company, the Bank and California Federal, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

      (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the

Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP, independent public accountants for SFFed Corp., shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

      (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Coopers & Lybrand LLP, independent public accountants for Old FNB, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

      (g) The Company and the Bank shall have entered into a tax sharing agreement, the form and substance of which shall have been approved by the Underwriters, pursuant to which the Bank shall have agreed to indemnify the Company for income tax liability arising from the Company's failure to qualify as a REIT under the Code in any taxable year;

      (h) (i) Neither the Company, the Bank nor any of the Bank's Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus and the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or the Offering Circular, and (ii) since the respective dates as of which information is given in the Prospectus and the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company, the Bank or any of the Bank's Subsidiaries or any Company Material Adverse Effect or Bank Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus or the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (i) On or after the date hereof the Shares shall be rated by Moody's Investors Service, Inc. and by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Underwriters a letter dated such Time of Delivery from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Shares have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Shares or any of the Company's or the Bank's securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and no such organization shall have publicly announced that is has under surveillance or review its rating of the Shares or any of the Company's or the Bank's securities as to any negative implications;

      (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE, American Stock Exchange or NASDAQ National Market (each an "Exchange"); (ii) a suspension or material limitation in trading in the Company's, the Bank's or Holdings' securities on any Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (k) Prior to the First Time of Delivery, the Company shall have filed with the appropriate office or agency Articles of Amendment and Restatement providing for the issuance of the Shares in its Charter;

      (l) Prior to the First Time of Delivery, the Bank shall have filed with the appropriate office or agency a supplementary section to its Charter providing for the issuance of the Bank Preferred Stock;

      (m) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

      (n) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;

      (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Bank, signed by the President or a Vice President and the chief financial or chief accounting officer of each of the Company and the Bank, dated as of such Time of Delivery, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Bank herein at and as of such Time of Delivery, as to the performance by the Company and the Bank of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (b) and (g) of this Section and as to such other matters as you may reasonably request; and

      (p) At such Time of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Bank in connection with the issuance and sale of the Shares herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

      If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company and the Bank at any time, and such termination shall be without liability of any party to any other party except as provided in Section 6. Notwithstanding any such termination, the provisions of Sections 8 and 10 shall remain in effect.

      8. (a) The Company and the Bank, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus, the Registration Statement, any Preliminary Offering Circular, the Offering Circular or the Form OC, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Bank shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Prospectus, the Registration Statement, any Preliminary Offering Circular, the Offering Circular or the Form OC or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that neither the Company nor the Bank shall be liable with respect to any Preliminary Prospectus to any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Shares which are the subject thereof if it is established that such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (i) the defect in such Preliminary Prospectus was cured in the Prospectus (or the Prospectus as supplemented) and (ii) such Underwriter had previously been furnished by or on behalf of the Company (prior to the date of mailing by such Underwriter of the applicable confirmation) with a sufficient number of copies of the Prospectus as so amended or supplemented.

           (b) Each Underwriter will indemnify and hold harmless the Company and the Bank against any losses, claims, damages or liabilities to which the Company or the Bank may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus, the Registration Statement, any Preliminary Offering Circular, the Offering Circular or the Form OC, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Prospectus, the Registration Statement, any Preliminary Offering Circular, the Offering Circular or the Form OC, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Bank by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or the Bank for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

           (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify an indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Bank and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received in respect of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

           (e) The obligations of the Company and the Bank under this Section 8 shall be in addition to any liability which the Company and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

           (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Bank, except for the expenses to be borne by the Company and the Bank and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company or the Bank and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Bank, or any officer or director or controlling person of the Company or the Bank, and shall survive delivery of and payment for the Shares.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Bank shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company or the Bank shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives of the Underwriters.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department, with a copy to Raymond Y. Lin, Esq., Latham & Watkins, 885 Third Avenue, New York, New York 10022; notices to the Company and the Bank shall be delivered or sent by mail to the address of the Company or the Bank, respectively set forth in the Registration Statement, Attention: Secretary, with a copy to Stacy J. Kanter, Esq., Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Bank and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                            [signature page follows]

      If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Bank and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    California Federal Preferred Capital
                                    Corporation


                                    By:
                                       . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:

                                    California Federal Bank, A Federal Savings
                                    Bank


                                    By:
                                       . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Smith Barney Inc.



By: ... . . . . . . . . . . . . . . .
        (Goldman, Sachs & Co.)


On behalf of each of the Underwriters

                                   SCHEDULE I



                                                    Number of Optional Shares
                         Total Number of Firm           to be Purchased if
    Underwriter         Shares to be Purchased       Maximum Option Exercised
    -----------         ----------------------       ------------------------

Goldman, Sachs & Co.

Smith Barney Inc.



                             -------------               ----------------
      Total                   [8,000,000]                   [1,200,000]

                                                                        ANNEX I

Residential Mortgage Loan Purchase and Warranties Agreement
Mortgage Loan Servicing Agreement